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[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS PACE(SM) Money Market Investments
Supplement to the Prospectus dated November 28, 2005

April 7, 2006

Dear Investor:

The purpose of this supplement is to provide you with information regarding the transfer of the investment management and administration contract (the "Management and Administration Contract") between UBS PACE Select Advisors Trust on behalf of UBS PACE Money Market Investments (the "Fund"), and UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), the Fund's prior investment advisor, to UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a sister company of UBS Global AM (US).

In connection with an internal reorganization involving UBS Global AM and UBS Global AM (US), the Fund's Board of Trustees approved the transfer of the Management and Administration Contract from UBS Global AM (US) to UBS Global AM effective April 1, 2006. All of the personnel of UBS Global AM (US) who previously provided investment advisory services to the Fund continue to provide investment advisory services to the Fund as employees of UBS Global AM. UBS Global AM has the same contractual rights and responsibilities under the Management and Administration Contract as those previously held by UBS Global AM
(US). UBS Global AM and UBS Global AM (US) are both indirect wholly owned subsidiaries of UBS AG.

UBS Global AM (US) continues to serve as the Fund's principal underwriter.

As a result of the transfer of the Management and Administration Contract, the prospectus is hereby revised as follows:

ALL REFERENCES IN THE PROSPECTUS TO "UBS GLOBAL ASSET MANAGEMENT (US) INC." OR "UBS GLOBAL AM," IN ITS CAPACITY AS THE INVESTMENT ADVISOR AND ADMINISTRATOR OF THE FUND, SHALL BE DEEMED TO REFER TO "UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC." REFERENCES TO "UBS GLOBAL ASSET MANAGEMENT (US) INC." OR "UBS GLOBAL AM," IN ITS CAPACITY AS THE PRINCIPAL UNDERWRITER OF THE FUND, CONTINUE TO REFER TO "UBS GLOBAL ASSET MANAGEMENT (US) INC."

Additionally, please note the following specific changes:

THE FIRST SENTENCE OF THE LAST PARAGRAPH UNDER THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" (PAGE 3 OF THE PROSPECTUS) IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

          UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager and investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

THE FIRST PARAGRAPH UNDER THE SECTION CAPTIONED "INVESTMENT ADVISOR" ON PAGE 10 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY WITH THE FOLLOWING:

          UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation with offices at One North Wacker Drive, Chicago, IL 60606 and 51 West 52nd Street, New York, NY 10019-6114, is an investment advisor registered with the US Securities and Exchange Commission. As of December 31, 2005, UBS Global AM had approximately $72.5 billion in assets under management. UBS Global AM is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $581.5 billion in assets under management worldwide as of December 31, 2005. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

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